Exhibit 32.1

                                 CERTIFICATION
                                      OF
                              PSB HOLDINGS, INC.
                UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002


      The undersigned Chief Executive Officer and Chief Financial Officer of PSB Holdings, Inc. (the "Company") certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that (1) the quarterly report on Form 10-Q of the Company for the quarterly period ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. 78m or 78o(d), and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

      Date: November 12, 2003

                                           DAVID K. KOPPERUD
                                           David K. Kopperud
                                           President and CEO


                                           SCOTT M. CATTANACH
                                           Scott M. Cattanach
                                           Treasurer
                                           (Chief Financial Officer)


      A signed original of this written statement required by Section 906 has been provided to PSB Holdings, Inc. and will be retained by PSB Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.